SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             U. S. GOLD CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

    Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

(1) Title of each class of securities to which transaction applies:

________________________________________________________________________________
(2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
(4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________
(5) Total fee paid:

________________________________________________________________________________
    Fee paid previously with preliminary materials:

________________________________________________________________________________
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

________________________________________________________________________________
(2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________
(3) Filing Party:

________________________________________________________________________________
(4) Date Filed:

                              U.S. GOLD CORPORATION


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                October __, 2002


To the Shareholders of U.S. Gold Corporation:


The Annual Meeting of the Shareholders of U.S. Gold Corporation (the "Company") will be held at the (location) on (Date), 2002 at 10:00 am or at any adjournment or postponement thereof, for the following purposes:


     (1)  To elect three (3) directors of the Company;

     (2) To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 18,000,000 shares par value $0.10/share to 35,000,000 shares of par value $0.10/share;

     (3) To approve the 2002 Stock Option and Stock Grant Plan with 3,300,000 shares reserved thereunder and to approve incentive stock options granted to the three executive officers of the Company for an aggregate 2,025,000 shares at exercise price of $.32/share; and

     (4) To transact such other business as may properly come before the meeting.


Details relating to the above matters are set forth in the attached Proxy Statement. All Shareholders of record of U.S. Gold Corporation, as of the close of business on Date, 2002, will be entitled to notice of and to vote at such meeting or any adjournment thereof.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED POSTAGE-PAID CARD. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

By Order of the Board of Directors
William W. Reid, President

Lakewood, Colorado
October __, 2002

                                 PROXY STATEMENT
                              U.S. GOLD CORPORATION
                           2201 Kipling St., Suite 100
                          Lakewood, Colorado 80215-1545
                            Telephone: (303) 238-1438

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD (Date), 2002

                             SOLICITATION OF PROXIES


     This Proxy Statement is furnished in connection with the solicitation of proxies by Management of the Company, to be voted at the ANNUAL MEETING OF SHAREHOLDERS of the Company to be held at 10:00 am on Friday, (Date) 2002, at the (location and address), or at any adjournment or postponement thereof. The Company anticipates that this Proxy Statement and accompanying form of proxy will be first mailed or given to Shareholders of the Company on or about (Date), 2002. The shares represented by all proxies that are properly executed and submitted will be voted at the meeting in accordance with the instructions indicated thereon, and if no instructions are given then in the discretion of the proxy holder.


                              REVOCATION OF PROXIES

     Any stockholder giving a proxy may revoke it at any time before it is voted by voting in person at the meeting or by delivering written revocation or a later dated proxy to the Secretary of the Company.

                         VOTING RIGHTS AND VOTE REQUIRED


     The close of business on (Date), 2002 has been fixed by the Board of Directors of the Company as the record date for determination of Shareholders entitled to notice of and to vote at the Annual Meeting. At such date there were 16,383,533 shares of the Company's $.10 par value common stock outstanding (hereinafter referred to as the "Common Stock"), each of which entitles the holder thereof to one vote on all matters which may come before the meeting. Abstentions or withholding authority to vote will be counted as shares represented at the meeting for determining whether a quorum is present at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker non-votes on a particular proposal will not be treated as shares present and entitled to vote on the proposal. Cumulative voting in the election of directors is prohibited.


     The Company has no class of voting securities other than Common Stock. The holders of one-third of the issued and outstanding shares of the Company entitled to vote, represented at the meeting in person or by proxy, constitute a quorum at any Shareholders' meeting. Assuming a quorum is present, the three nominees receiving the highest number of votes cast will be elected as directors. The affirmative vote of the holders of two-thirds of the outstanding shares of Common Stock will be necessary to approve the proposal to amend the

Articles of Incorporation to increase the number of shares from 18,000,000 shares to 35,000,000 shares. The affirmative vote of a majority of the shares represented at the Shareholders' Meeting will be necessary to approve the 2002 Stock Option and Stock Grant Plan with 3,300,000 shares reserved thereunder and to approve incentive stock options granted to the executive officers of the Company.

     Unless specified otherwise, each proxy submitted will be voted FOR the persons nominated by Management for directors of the Company, being William W. Reid, John W. Goth, and David C. Reid, and FOR the proposal to amend the
Articles of Incorporation to increase the authorized shares from 18,000,000 shares to 35,000,000 shares, and to approve the 2002 Stock Option and Stock Grant Plan of the Company with 3,300,000 shares reserved thereunder as well as certain incentive stock options granted to the executive officers of the Company.

     Management knows of no other matter or motion to be presented at the meeting. If any other matter or motion should be presented at the meeting upon which a vote must be properly taken, it is the intention of the person named in the accompanying form of proxy to vote such proxy in accordance with that person's judgment, including any matter or motion dealing with the conduct of the meeting.

     Any Shareholder who completes a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company (c/o William F. Pass, Secretary, 2201 Kipling St., Suite 100, Lakewood, Colorado
80215-1545), by submitting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting that the proxy be returned.

     All of the expenses involved in preparation, assembling and mailing this Proxy Statement, the materials enclosed herewith, and all costs of soliciting proxies will be paid by the Company. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and regular employees of the Company by telephone, telegraph, electronic communications or personal interview. Such persons will receive no compensation for their services other than their normal salaries.

     The Company has retained Morrow & Co., Inc., professional proxy solicitors at an estimated fee of $4,500.00 plus reasonable out-of-pocket expenses to assist in the solicitation process. Approximately 35 persons will be utilized by such firm in its solicitation efforts. The Company will reimburse brokerage houses, banks, custodians and other nominees and fiduciaries for out-of-pocket expenses incurred in forwarding the Company's proxy materials to, and obtaining instructions relating to such materials from, beneficial owners of shares of the Company's Common Stock.

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of shares of the Company's common stock owned beneficially as of September 20, 2002, by each person known by the Company to have owned beneficially more than five percent and such shares then outstanding, by each person serving as a director of the Company, the Executive Officers, and all of the Company's officers and directors as a group.

                                                                   Percentage of
                                                                       Class
Name and Address of                                    Number       Beneficially
Beneficial Owner           Type of Ownership          of Shares        Owned
-------------------        -----------------         ------------  -------------

William W. Reid            Record and Beneficial       572,295(1)       3.4%
25 Downing St.
No. 1-501
Denver, CO 80218

David C. Reid              Record and Beneficial       404,970(2)       2.4%
2201 Quitman St.
Denver, CO 80212

William F. Pass            Record and Beneficial       175,000(3)       1.1%
14820 W. 58th Pl
Golden, CO 80403

John W. Goth               Record and Beneficial       115,000(4)       0.7%
15140 Foothill Road
Golden, CO  80401

Placer Dome U.S. Inc.      Record and Beneficial       975,000          5.8%
Suite 600-1055 Dunsmuir St.
Vancouver, British Columbia,
Canada V7X 1L3 (5)

Resource Investment        Beneficial                3,162,373         18.8%
Trust PLC
Bourne House
34 Beckenham Road
Kent, England BR# 4TU

French American            Record and Beneficial     2,197,265         13.1%
Banking Corporation
499 Park Avenue
New York, NY  10022

Excalibur Limited          Record and Beneficial     1,285,715          7.7%
Partnership (6)
33 Prince Arthur Avenue
Toronto, Ontario,
Canada M5X 1E4

All officers and                                     1,267,265          7.2%
directors as a group (4 persons)

-------------------
(1) This number includes an option to purchase 508,295 shares at $.16 per share which is exercisable within 60 days of the date of this Proxy.

(2) This number includes an option to purchase 385,000 shares at $.16 per share which is exercisable within 60 days of the date of this Proxy.

(3) This number includes an option to purchase 170,000 shares at $.16 per share which is exercisable within 60 days of the date of this Proxy.

(4) This number consists of an option to purchase 115,000 shares at $.16 per share which is exercisable within 60 days of the date of this Proxy.

(5) Placer Dome U.S. Inc. is a wholly owned subsidiary of Placer Dome Inc., a Canadian public company.

(6) Excalibur Limited Partnership is an Ontario, Canada limited partnership the sole general partner of which is William Hechter.

                              ELECTION OF DIRECTORS

     At the Annual Meeting, the Shareholders will elect three directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until a successor is elected and has qualified. Pursuant to Article IV, Section 1 of the Company's Bylaws, the Board of Directors has established the number of directors at three effective May 2, 2001. Cumulative voting is not permitted in the election of directors. IN THE ABSENCE OF INSTRUCTIONS TO THE CONTRARY, THE PERSON NAMED IN THE ACCOMPANYING PROXY WILL VOTE IN FAVOR OF THE ELECTION OF THE FOLLOWING PERSONS NAMED AS THE COMPANY'S NOMINEES FOR DIRECTORS OF THE COMPANY: WILLIAM W. REID, JOHN W. GOTH, AND DAVID C. REID. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the Management of the Company may recommend. The three nominees for directors receiving the highest number of votes cast will be elected as directors.

     The following table sets forth certain information as to each officer and director of the Company:

                                                                          Board
                                                                    Held     Position
Name                  Age      Position With the Company            Since    Term Expires
----                  ---      -------------------------            -----    ------------
William W. Reid       54       President, Chief Executive Officer   1979     At Next Meeting of Shareholders
                               and Director                                  or When  Successor is Elected

John W. Goth          75       Director                             1987     At Next Meeting of Shareholders
                                                                             or When Successor is Elected

David C. Reid         52       Vice President and Director          1993     At Next Meeting of Shareholders
                                                                             or When Successor is Elected

William F. Pass       56       Vice President, Chief Financial      n/a      n/a
                               Officer, Secretary



WILLIAM W. REID-PRESIDENT, CHIEF EXECUTIVE OFFICER AND DIRECTOR


     Mr. Reid, a founder of the Company, has served as a Director and the President of the Company since its inception in 1979. Mr. Reid devotes substantially all of his time to the business and affairs of the Company. Mr. Reid is also president and chairman of the board of directors of Gold Resource Corporation ("GRC"), a private corporation and an affiliate of the Company. The Company, including Mr. Reid, manages the affairs of GRC under a management contract between the Company and GRC which contract expires December 31, 2002. Mr. Reid is owner of approximately 19% of the outstanding common stock of GRC (see "Certain Relationships and Related Transactions-Contract with Gold Resource Corporation"). Effective January 1, 1994, Mr. Reid and the Company entered into an employment contract as discussed below. Mr. Reid participated in each of the 7 meetings of the Board of Directors held during fiscal year ended December 31, 2001.


JOHN W. GOTH-DIRECTOR

     Mr. Goth has been a director of the company since 1987. Mr. Goth also serves on the board of directors of Royal Gold, Inc., a publicly traded company. For the past ten years, Mr. Goth has been a self-employed mining consultant. Mr. Goth participated in each of the 7 meetings of the Board of Directors held during fiscal year ended December 31, 2001.

DAVID C. REID-VICE PRESIDENT AND DIRECTOR


     Effective October 19, 1993, Mr. David Reid was appointed a member of the Board of Directors of the Company. Mr. David Reid is also a founder of the Company and devotes substantially all of his time to the business and affairs of the Company. On January 1, 1994, Mr. Reid became an employee and officer of the Company with the title Vice President Exploration and entered into an employment contract as discussed below. Mr. Reid is also vice president and a board member of GRC. The Company, including Mr. Reid, manages the affairs of GRC under a management contract between the Company and GRC which contract expires December 31, 2002. Mr. David Reid is owner of approximately 19% of the outstanding common stock of GRC (see "Certain Relationships and Related Transactions-Contract with Gold Resource Corporation"). Mr. Reid participated in each of the 7 meetings of the Board of Directors held during fiscal year ended December 31, 2001


WILLIAM F. PASS-VICE PRESIDENT, CHIEF FINANCIAL OFFICER, SECRETARY


     Mr. Pass joined the Company in June 1988 and was appointed Corporate Secretary on September 1, 1991 and effective January 1, 1994 was made Vice
President Administration. Effective February 1, 1996, Mr. Pass was appointed Vice President, Chief Financial Officer and Corporate Secretary. Mr. Pass devotes substantially all of his time to the business affairs of the Company. The Company, including Mr. Pass, manages the affairs of GRC under a management contract between the Company and GRC which contract expires December 31, 2002. Effective January 1, 1994, Mr. Pass and the company entered into an employment contract as discussed below.


     There are no family relationships between officers and directors of the Company except that David C. Reid, and officer and director of the Company, is brother to William W. Reid, president and chief executive officer of the Company and director.

Directors Meetings and Committees

     The Board of Directors met 7 times during the fiscal year ended December 31, 2001. All of the directors were present for all of the meetings of the Board of Directors held during their individual incumbencies.


     The Audit Committee is composed of Mr. John W. Goth following the resignation of Douglas J. Newby from the Board of Directors and Audit Committee effective May 16, 2001. The Audit Committee met once during 2001. The Audit Committee recommends the selection and reappointment of the Company's independent certified public accountants to the Board of Directors and reviews the proposed scope, consent and results of the audit performed by the accountants and any reports and recommendations made by them. Mr. Goth meets the definition of "independent" as related to audit committees as set forth by the NASDAQ.


     On August 8, 2002, the Company established a standing nominating committee made up of all the members of the Board of Directors. Prior to that date the full Board of Directors acted in the capacity of the nominating committee.

     The Compensation Committee is composed of Mr. John W. Goth following the resignation of Douglas J. Newby from the Board of Directors and Compensation Committee effective May 16, 2001. The Compensation Committee did not meet during 2001. The Compensation Committee reviews and makes recommendations to the Company's Board of Directors concerning the salaries paid to the Company's officers.

                             EXECUTIVE COMPENSATION

Compensation of Officers


Pension Plan

     On December 10, 1985, the Company's Board of Directors adopted a Simplified Employee Pension Plan ("SEP"). The Company intends to make a determination of contributions under the SEP on an annual basis, based upon review by the Board of Directors of the performance of the Company. No contribution was made for the calendar years 2001, 2000 or 1999. Under the SEP, the Company has the option of contributing a certain amount directly to its employees' Individual Retirement

Accounts. The Plan covers all employees of the Company with certain participation requirements, however the Company is not required to make any contributions in a given year. If contributions are made, they must be made to all eligible employees. Contributions made under the SEP in any one calendar year for any one employee may not be more than the smaller of $25,500 for calendar year 2001 or 15% of that employee's total compensation.

Compensation

     The following table summarizes the total compensation of the Executive Officers of the Company for the Company's three fiscal years ended December 31, 2001. Except as set forth below under "Non-Qualified Stock Option and Stock Grant Plan," "2002 Stock Option and Stock Grant Plan" and "Pension Plan," there were no compensation plans for which cash or non-cash distributions, other than salaries, were made during the last fiscal year: Summary Compensation Table


                                    Summary Compensation Table

                                                              Long Term Compensation
                                                           ----------------------------
                                                             Awards           Payouts
                                                             ------           -------
                                 Annual Compensation       Securities                            All
Name and Principal              ---------------------      Underlying          LTIP             Other
Position                 Year     Salary        Bonus       Options          Payouts($)      Compensation
------------------       ----   ----------      -----      -----------       ----------      ------------
William W. Reid,         2001   $256,803(1)     $   -          -               $   -            $   -
President and CEO        2000   $247,230(1)     $   -          -               $   -            $   -
                         1999   $239,530(1)     $   -      888,295(4)          $   -            $   -

William F. Pass,         2001   $116,401(2)     $   -          -               $   -            $   -
Vice President,          2000   $112,093(2)     $   -          -               $   -            $   -
Chief Financial          1999   $108,802(2)     $   -      295,000(4)          $   -            $   -
Officer and Secretary

David C. Reid,           2001   $128,999(3)     $   -          -               $   -            $   -
Vice President           2000   $124,212(3)     $   -          -               $   -            $   -
                         1999   $119,972(3)     $   -      665,000(4)          $   -            $   -

----------
(1) Commencing during 1998, Mr. Reid voluntarily deferred a portion of his base salary in order to conserve working capital of the Company. During 1999, $219,652 was paid including the $30,576 accrued wages from year 1998 and $50,455 was deferred. During 2000, $189,051 was paid and $58,180 was deferred. During 2001, $189,236 was paid and $67,567 was deferred. The amount of deferred salary due to William Reid at December 31, 2001 totals $200,048.

(2) Commencing during 1998, Mr. Pass voluntarily deferred a portion of his base salary in order to conserve working capital of the Company. During 1999, $99,858 was paid including the $13,760 accrued wages from year 1998 and $22,703 was deferred. During 2000, $85,912 was paid and $26,181 was deferred. During 2001, $85,996 was paid and $30,405 was deferred. The amount of deferred salary due to William Pass at December 31, 2001 totals $90,022.

(3) Commencing during 1998, Mr. Reid voluntarily deferred a portion of his base salary in order to conserve working capital of the Company. During 1999, $110,034 was paid including the $15,288 accrued wages from year 1998 and $25,226 was deferred. During 2000, $95,123 was paid and $29,090 was deferred. During 2001, $95,215 was paid and $33,784 was deferred. The amount of deferred salary due to David Reid at December 31, 2001 totals $100,024.


(4) During 1999, stock options to purchase 1,848,295 shares to Executive Officers were voluntarily terminated without consideration. On January 20, 1999, options to purchase an aggregate of 1,848,295 shares at exercise price $.16 per share were granted to Executive Officers, resulting in no compensation expense.


Option Grants in Last Fiscal Year


     During 2001 no grants of stock options were made pursuant to the Non-Qualified Stock Option and Stock Grant Plan (the "Old Plan") to Executive Officers.


Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Table Value


     Shown below is information at December 31, 2001 with respect to the exercised and unexercised options to purchase the Company's common stock to Executive Officers under the Old Plan.


                           Number of Securities      Value of Unexercised
                           Underlying Unexercised    In-the-Money Options
                              Options Held at                 at
Name                       December 31, 2001 (1)     December 31, 2001 (2)
----                       ----------------------    ---------------------

William W. Reid                   888,295                   $346,435

William F. Pass                   295,000                   $115,050

David C. Reid                     665,000                   $259,350

-------------
(1)  These options were exercisable at December 31, 2001.

(2) Based upon the close price as reported by OTC Bulletin Board as of December 31, 2001 ($0.39 per share).

(3) No options were exercised by Executive Officers during year ended December 31, 2001.

Securities Authorized for Issuance Under Equity Compensation Plans.


     Shown  below  is   information   at  December  31,  2001  with  respect  to
compensation plans, that being under the Old Plan (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance.


                                    Equity Compensation Plan Information
                                                                                  Number of securities
                                            (a)                                   remaining available for
                              Number of securities to   Weighted-average          future issuance under
                              be issued upon exercise   exercise price of         equity compensation plans
                              of outstanding options,   outstanding options,      (excluding securities
Plan category                 warrants and rights       warrants and rights       reflected in column (a))
-------------                 -----------------------   --------------------      ------------------------
Equity compensation plans
approved by security holders          2,048,295             $.16/share                    142,470

Equity compensation plans
not approved by security
holders                                  None                  None                         None

Total                                 2,048,295             $.16/share                    142,470



     Effective June 1, 2002, the executive officers and outside director of the Company have voluntarily agreed not to exercise an aggregate of 870,000 option shares until and unless there are sufficient authorized but unissued Common Shares available in the future which are then reserved by the board of directors to allow exercise of such option shares. Those executive officers have agreed to this voluntary limitation under their respective stock option agreements in order to allow the Company additional shares available to be sold by the Company to raise working capital. Of this number, William W. Reid has agreed to not exercise 380,000 option shares, William F. Pass has agreed to not exercise 125,000 option shares, David C. Reid has agreed not to exercise 280,000 option shares, and John W. Goth has agreed not to exercise 85,000 option shares. The option shares subject to this exercise limitation could become available to the agreeing executive officers and directors for exercise if shareholders approve an increase to our authorized number of Common Shares as proposed in this proxy statement but do not approve the 2002 Stock Option and Stock Grant Plan as proposed in this proxy statement. See "Proposal For Approval of 2002 Stock Option and stock Grant Plan" elsewhere in this Proxy Statement.


Compensation of Directors

     The Company reimburses its outside directors for reasonable expenses incurred by them in attending meetings of the Board of Directors or of Committees of the Board. No such expenses were incurred or paid during 2001 and 2000. Additionally, effective January 1, 1999, outside directors were paid $1,500 per quarter for services with an equal amount deferred. During 2001, Mr.

Goth received total compensation of $6,000 for his service as outside director for 2001 with the remaining $6,000 unpaid, deferred and owed to him as of December 31, 2001 plus an additional $16,000 owned to Mr. Goth for deferred 2000, 1999 and 1998 directors pay.


     On January 20, 199, stock options to purchase an aggregate 300,000 shares at exercise prices of $0.28 to $0.53 and expiring February 2, 2002 to May 22, 2004 held by directors were voluntarily terminated without consideration. On January 20, 1999, options to purchase an aggregate of 300,000 shares at exercise price $.16 per share were granted to directors pursuant to the Old Plan resulting in no compensation expense. During 2001 a former director exercised 9,375 options at an exercise price of $.16 per share. During 2001 options to purchase 53,125 shares at exercise price of $.16 per share were exercised by a former director.


Employment Contracts


     The Company entered into Employment Agreements effective January 1, 1994, as amended June 1, 1995 and July 21, 1998 with William W. Reid, William F. Pass, and David C. Reid (the "Employment Contracts") each of which was initially for a five year term. The Employment Contracts shall be extended automatically by one year upon each anniversary date unless either the Company or employee provides the other party written notice prior to 120 days before such anniversary, that the Employment Contract will not be so extended. During 1998 the Company gave written notice under each Employment Contract that it was not automatically extending the term by an additional year which resulted in such contracts having a term of four years subject to the automatic extensions of one year each year as discussed above. Therefore, each of the Employment Contracts have a current term through December 31, 2006. William W. Reid's Employment Contract provides for a base salary of $157,500 per year for the first year, $200,000 per year for the second year, and annual upward adjustments thereafter based upon increases in the Consumer Price Index (All Items-Urban), also referred to as the "CPI-U". William F. Pass' Employment Contract provides for a base salary of $75,000 per year for the first year, $90,000 per year for the second year, and annual upward adjustments thereafter based upon increases in the CPI-U. David C. Reid's Employment Contract provides for a base salary of $75,000 per year for the first year, $100,000 per year for the second year, and annual upward adjustments thereafter based upon increases in the CPI-U. During 1998, 1999, 2000 and 2001, the executives voluntarily deferred a portion of their base salary in order to conserve working capital. As of December 31, 2001, the Company owed salary to William Reid in the amount of $200,048, William F. Pass in the amount of $90,022 and David C. Reid in the amount of $100,024.


     Each of the Employment Agreements provides that the employee would be entitled to receive a termination payment from the Company in a lump sum equal to 2.9 times the employee's average annual compensation for the five taxable years immediately preceding the date of termination by the employee under certain circumstances (provided that the employee is not provided continued employment for a minimum of three years with compensation and other business terms equal to or more favorable to the employee than under the Employment Agreement) summarized as follows: i) the sale by the Company of substantially all of its assets to a single purchaser or to a group of affiliated purchasers;
ii) the sale, exchange or other disposition, in one transaction or a series of related transactions, of at least 30 percent of the outstanding voting shares of the Company; iii) a decision by the Company to terminate its business and liquidate its assets; iv) the merger or consolidation of the Company with another entity or an agreement to such a merger or consolidation or any other type of reorganization; v) there is a material change in employee's authority, duties or responsibilities; or, vi) the Company acquires any stock or other investment in any business enterprise which acquisition or investment exceeds 40 percent of the net book value of the Company. Upon the death of an employee, the Company shall pay the employee's estate an amount equal to one year's salary; and upon termination by the Company following permanent disability of the employee, the Company shall pay the employee an amount equal to two years salary.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Executive Officers


     During a portion of 2002, the Company elected not to pay certain salaries to its three executive officers in the aggregate amount of approximately $104,449 as of June 30, 2002 in order to conserve working capital. In addition, the three executive officers made cash advances to the Company to allow the payment of field personnel wages and certain critical payments. The maximum aggregate amount of such advances from the three executive officers was $29,358 which amounts of such advances were repaid to the executive officers effective May 31, 2002.

     Commencing July 1, 1998, the three executive officers of the Company voluntarily deferred a portion of their individual salaries in order to conserve working capital of the Company. As of June 30, 2002, the total amount of such voluntary deferral was $467,427 with William W. Reid owed $240,006, William F. Pass owed $107,868 and David C. Reid owned $119,853.

     There are currently outstanding stock option agreements to purchase 1,848,295 shares of our Common Shares held by our executive officers. Those executive officers and directors have collectively agreed not to exercise an aggregate of 840,000 option shares until and unless there are sufficient authorized but unissued Common Shares available in the future which are then reserved by the board of directors to allow exercise of such option shares. Those executive officers and directors have agreed to this voluntary limitation under their respective stock option agreements in order to allow the sale of restricted Common Shares and warrants of the Company during 2002 in private transactions. Of this number, William W. Reid has agreed to not exercise 365,000 option shares, William F. Pass has agreed to not exercise 121,000 option shares, and David C. Reid has agreed not to exercise 273,000 option shares. The option shares subject to this exercise limitation could become available to the agreeing executive officers for exercise if and when our shareholders approve an increase to our authorized number of Common Shares as proposed in this Proxy.

Contract with Gold Resource Corporation

     During year 1999 and through the second quarter of 2000 the Company actively evaluated mining opportunities in Mexico and in fact made proposals to the owners of at least three properties. The Company's proposals to those property owners were rejected however, primarily because the Company could not offer any up-front cash nor could the Company demonstrate an ability to raise funding sufficient to meet the financial and other obligations under those proposed transactions. The board of directors then concluded that the Company could not negotiate competitively for property acquisitions in Mexico due to its limited resources and its inability to raise additional equity funding due to a lack of authorized but unissued shares and decided to curtail activities in Mexico.

     In June 2000 William W. Reid and David C. Reid made a proposal to the independent directors of the Company, John W. Goth and Douglas J. Newby, as to a possible way the Company could participate in opportunities in Mexico while limiting any direct funding obligations to that effort through equity participation with a then inactive private Colorado corporation, GRC. GRC had been formed in August 1998 with most of the outstanding equity owned by its founders, William W. Reid and David C. Reid. Throughout the history of GRC, William W. Reid has served as president and chief executive officer as well as chairman of the board of directors while David C. Reid has served as vice president and a member of the board. William W. Reid and David C. Reid were and are the sole directors of GRC and there have been no other executive officers or directors of GRC.

     The concept presented to the Company was that William W. Reid and David C. Reid would commit to an aggregate $50,000 in funding to GRC at the rate of $.50/share of GRC stock in order to pay for the costs of evaluating and potentially acquiring one or more mining properties in Mexico. The Company could earn an equity position in GRC through the management of the affairs of GRC under a management contract for a specific period of time. The Company would have no obligation to fund expenses of GRC. The business plan of GRC was to raise additional equity funding from non-related parties if and when a mineral property of merit was acquired. The independent directors of the Company negotiated and finalized the terms of the transaction with GRC and the management agreement entered into July 1, 2000 was first drafted by the Company, reviewed and finalized by legal counsel representing the Company, and executed on behalf of the Company by its independent directors, Mr. Goth and Mr. Newby, as discussed in more detail below. GRC has no employees; however GRC does retain the services of a Mexican national under a consulting arrangement since GRC secured its mineral property located in the state of Hidalgo, Mexico, effective August 23, 2001, described further below.

     Through August 31, 2001, GRC was funded only by investment of its founders as discussed above. Only during September 2001, following the lease of the Zimapan property in Mexico, did GRC commence private placement sale of its restricted stock to third parties. Therefore, until September 2001, there were no sales of GRC equity securities to third parties and no market for such shares.

     Effective July 1, 2000, the Company and GRC, an affiliate company, entered into the 2000 Management Contract under which the Company provided general management of GRC business activities through December 31, 2001 in exchange for 1,280,000 shares of GRC. GRC was responsible for all of its own operational funding, as needed. The 1,280,000 shares of GRC owned by the Company represents approximately 30% of GRC capitalization as of June 30, 2002. Through the 2000 Management Contract the Company has the opportunity to participate, through an equity interest ownership in GRC, in potential business activities in Mexico. The Company earned its equity ownership interest in GRC under the 2000 Management Contract with existing personnel and with no additional costs other than that related to the existing level of corporate overhead during the contract period. Effective January 1, 2002, the Company and GRC entered into a new contract, the 2002 Management Contract, which expires by its term December 31, 2002. Under the 2002 Management Contract the Company is to be paid $30,000 per month to provided general management of GRC business activities through December 31, 2002. Through September 20, 2002, GRC has paid $30,000 to the Company under the 2002 Management Contract and owes the Company an additional $240,000 as of September 20, 2002. While the Company has the right to terminated the 2002 Management Contract for the current unpaid fees thereunder, the Company and the independent director have determined that it is in the best interest of the Company for GRC's first monies raised to be used to commence the drilling program at the Zimapan Project, as discussed further below, and for the Company to look towards subsequent equity funding by GRC as a source for GRC to make the contractual payments to the Company. Therefore the Company does not intend to call GRC into default under the 2002 Management Contract, but if not paid, could require GRC to issue equivalent value in GRC's stock in satisfaction thereof. As with the prior contract, GRC is responsible for all funding needed and intends to and is currently raising funds through the sale of GRC stock. John W. Goth and Douglas J. Newby, the independent directors of the Company approved the 2000 Management Contract and John W. Goth, as the sole independent director at the time, approved the 2002 Management Contract with GRC. Messers William W. Reid and David C. Reid, each officers and directors of the Company have approximately 38% aggregate ownership as of June 30, 2002. William F. Pass, an officer of the Company, was granted by GRC a non-qualified stock option to purchase 200,000 shares of GRC common stock at an exercise price of $.50 per share. The 2002 Management Contract terminates December 31, 2002 and may be terminated by either party for cause with 30 days prior written notice. Conflicts of interests could arise between these persons duties as officers and directors of the Company and their respective responsibilities to GRC. Any conflict of interest concerning the Company and GRC would be determined and resolved by the independent director.

     Effective August 23, 2001 GRC leased a prospective silver/lead/zinc mining property in the Zimapan Mining District in the state of Hidalgo, Mexico. This project has been designated by GRC its Zimapan Project. GRC commenced a drilling program at the Zimapan Project during the second quarter of 2002. As noted above, the Company is managing all activities under the 2002 Management Contract and GRC is responsible for funding the Zimapan Project. GRC is currently involved in an effort to raise funds through the sale of its common stock to fund additional drilling programs, property maintenance costs and corporate overhead. During the period from September 2001 through September 20, 2002, GRC has reported that it has raised approximately $443,000 from sale of its stock.

     With regard to corporate opportunities and potential conflicts of interest among and between the Company and GRC, the Company is primarily focused on activities in Nevada and the western United States and any business opportunities in these locations would be first available to the Company. Conversely, GRC is focused on corporate opportunities in Mexico and any business opportunities in Mexico would be first available to GRC. If the board of directors of either the Company or GRC first elect not to evaluate a particular business opportunity for any reason, the other company would be free to undertake that particular business opportunity without conflict of interest related to corporate opportunity between the Company and GRC.

     The shares of GRC are not currently publicly traded. The shares of GRC earned under the 2000 Management Contract have been assessed by the Company to be of indeterminable value since there is not a market for such shares and the investment has therefore been recorded at zero basis. Under the 2000 Management Contract, the 1,280,000 shares of GRC earned by the Company have a stated value of $.50/share for an aggregate $604,000 stated value.



             PROPOSAL FOR AMENDMENT TO THE ARTICLES OF INCORORATION
                          TO INCREASE AUTHORIZED SHARES

     On August 8, 2002, the Company's Board of Directors unanimously approved a resolution to place before the Shareholders a proposal to amend the Articles of Incorporation to increase the number of authorized shares from 18,000,000 to 35,000,000 shares. The Board of Directors recommends that the Shareholders approve the amendment to the Articles of Incorporation to increase the authorized shares from 18,000,000 shares, par value $0.10/share to 35,000,000 shares. For reasons described below, the Company's Board of Directors believe adoption of the proposed amendment is essential for the Company to have the ability to structure financings to meet the Company's financial needs including protecting and developing the Company's sole mining property, the Tonkin Springs project.


     The Board of Directors believes that if the proposal to increase the authorized shares to 35,000,000 shares is not approved, the Company's ability to protect and develop its assets will be severely hampered and such assets could be lost.


     There are currently 18,000,000 authorized shares of Common Stock and 16,383,533 shares outstanding. In addition, there are outstanding warrants to purchase 428,573 at an exercise price of $.53/share expiring May 30, 2004, and exercisable stock options to officers and directors to purchase 1,178,295 shares of Common Stock of the Company. In connection with the private placement sale by the Company of Common Stock during 2002 and effective June 1, 2002, the executive officers and outside director of the Company voluntarily agreed not to exercise an aggregate of 870,000 option shares under existing stock option agreements with the Company in order to allow the Company to raise additional working capital. Thus, the Company presently has no discretionary authorized shares of Common Stock available for issuance for business purposes. In order to provide capital which may be required to preserve, protect and develop the Tonkin Springs project and to provide capital for other business purposes, if the need arises, which capital would not be available if there were an insufficient number of authorized shares of Common Stock of the Company, the Board of Directors deems that it is appropriate to increase the number of authorized shares.

     The Board of Directors believes that a substantial degree of flexibility should be available to the Company in structuring financial transactions for funding preservation, protection and development of the assets of the Company as well as to potentially provide other working capital of appropriate business needs. The Board of Directors believes it is prudent that the Company have authorized but unissued shares of Common Stock for issuance from time to time as may be required for various purposes, including issuance for equity financings, acquisitions, employees stock options and other proper business purposes.

     If the Company wished to issue Common Stock for any purpose, the Board would be able to authorize the issuance of the Company's shares without the necessity, and related costs and delays, of either calling a special Shareholder's meeting or waiting for the next regularly scheduled meeting of Shareholders in order to increase the authorized capital. If, in a particular instance, shareholder approval were required by law, rules of stock exchanges where the Company's shares are listed, or otherwise deemed advisable by the Board of Directors, then the matter would be referred to the Shareholders of the Company. Shareholders are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares.

     Because the Company could issue a significant number of shares in connection with future financings, it is possible that a change of control of the Company could occur. However, management believes that most of the shares sold in any financing would be sold to a number of different purchasers which could mean that such purchasers would have to act in concert in order to effect a change in control. There are at present no specific understandings, arrangements or agreements with respect to any future transactions which would require the Company to issue any new shares of its Common Stock that are proposed to be authorized by amendment of the Company's Articles of Incorporation.

     This proposal is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures in any Articles of Incorporation, as amended, or the Bylaws of the Company in effect on the date of this Proxy Statement. However, Shareholders should note that the availability of authorized but unissued shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult or time consuming and that the availability of authorized but unissued shares might make it more difficult or time consuming to remove Management. Although the Board of Directors currently has no intention of doing so, shares of Common Stock could be issued by the Board to dilute the percentage of Common Stock owned by a significant shareholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by Colorado law with respect to a merger or other business combination involving the Company. The Company is not aware of any proposed attempt to take over the Company. The Company has no present intention to use the authorized Common Stock for anti-takeover purposes.

     As noted above, the Company currently has certain outstanding stock option agreements with officers and directors of the Company under the Old Plan for which shares of common stock are not available under the current authorized share number of 18,000,000. In addition, the shareholders are to vote on approval of the 2002 Stock Option and Stock Grant Plan (the "2002 Plan") with 3,300,000 shares of Common Stock reserved thereunder as set forth elsewhere in this Proxy Statement. Therefore, if the shareholders approve this proposal for increase to the authorized shares as well as approve the 2002 Plan, the shares reserved under both the Old Plan and the 2002 Plan will total 3,500,000 shares leaving 15,116,468 shares available for other purposes including reservation of 428,572 shares for issuance upon exercise of warrants at $.53/share expiring May 30, 2004. If the shareholders approve this proposal for increase to the authorized shares but do not approve the 2002 Plan, then the total shares remaining reserved under the Old Plan would be 2,090,765 shares therefore leaving 16,525,702 shares available for other purposes.

     The Board of Directors recommends that the Shareholders of the Company vote FOR this proposal to approve an amendment to the Articles of Incorporation to increase the authorized shares from 18,000,000 shares to 35,000,000 shares. The affirmative vote of the holders of two-thirds of the authorized shares of Common Stock will be necessary to approve the proposal to amend the Articles of
Incorporation to increase the number of shares from 18,000,000 to 35,000,000 shares.


     THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE ADOPTION OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES FROM 18,000,000 SHARES TO 35,000,000 SHARES EXCEPT PROXIES MARKED AGAINST THE PROPOSAL WHICH WILL NOT BE VOTED IN FAVOR.


                   PROPOSAL FOR APPROVAL OF 2002 STOCK OPTION
                              AND STOCK GRANT PLAN

     On August 8, 2002, the Board of Directors of the Company authorized and approved the 2002 Stock Option and Stock Grant Plan (the "2002 Plan"), but agreed that no options granted thereunder would be exercisable or in the case of stock grants, no stock grants would be made, until and unless the 2002 Plan was approved by the shareholders at the next meeting of shareholders or within 12 months, which ever is earlier. On August 8, 2002 the Board of Directors granted incentive stock options to the three executive officers of the Company, contingent upon the approval by shareholders of the 2002 Plan, in the aggregate of 2,025,000 shares at exercise price of $.32/share and expiring August 8, 2012, as discussed further below.

     The Company's current Non-Qualified Stock Option and Stock Grant Plan as Amended (the "Old Plan") will be frozen for grants of new stock options and stock grants upon such shareholder approval of the 2002 Plan and, in addition, outstanding stock option agreements with the three executive officers of the Company covering options for aggregate 1,848,295 shares at exercise price of $.16/share expiring January 21, 2004 under the Old Plan will be voluntarily terminated by those three executive officers upon approval of the 2002 Plan. The Board of Directors has agreed to reduce the reserved shares under the Old Plan to 200,000 shares (the number necessary to cover an existing stock option agreement for 200,000 shares at exercise price of $.16/share and expiring
January 21, 2004 with a non-executive director of the Company). The 2002 Plan anticipates that the shareholders will approve the proposal for Amendment to the Articles of Incorporation to Increase Authorized Shares of the Company. Should the shareholders approve the 2002 Plan but not approve the proposed increase to the authorized shares of the Company, in that circumstance the 2002 Plan would be effective but the number of shares reserved thereunder would be no more than the number of shares currently available from authorized but unissued shares less i) the 115,000 shares reserved under the Old Plan for the outstanding stock option agreement with a director, and ii) shares reserved for warrants, or a maximum of 1,072,895 shares as of the date of this Proxy Statement. To clarify, while Mr. John W. Goth, a director, has an option agreement under the Old Plan for 200,000 shares, effective June 1, 2002, Mr. Goth voluntarily agreed with the Company not to exercise 85,000 options shares in order to allow the Company to raise additional working capital. The following is a summary description of the 2002 Plan.

General Plan Information

     The name of the 2002 Plan is the "2002 Stock Option and Stock Grant Plan." U.S. Gold Corporation is the company whose securities are to be offered pursuant to the 2002 Plan. The 2002 Plan has been established to closely align the interests of management of the Company and its affiliates with its shareholders, and to maintain competitive compensation levels for such persons through provision of equity ownership in the form of incentive stock options ("ISOs") granted to its employees, non-qualified stock options ("NQOs") granted to its officers, directors, key employees and certain consultants, and stock grants to its officers, directors, key employees and certain consultants.

     The 2002 Plan is subject to ratification by the shareholders at the next annual or special meeting of shareholders and upon such ratification the Non-Qualified Stock Option and Stock Grant Plan, as Amended, will be frozen and the outstanding option agreements with the three executive officers of the Company thereunder for an aggregate of 1,848,295 shares at exercise price of $.16/share and expiring January 21, 2004, will be voluntarily terminated by such executives. No awards can be made under the 2002 Plan after August 8, 2012;

provided, however, all awards made under the 2002 Plan prior to such date, shall remain in effect until such awards have been satisfied or terminated in accordance with their terms. The 2002 Plan is not subject to the Employee Retirement Income Security Act of 1974.

     The 2002 Plan is administered by a Committee appointed by the Board of Directors from its members (which may be the full Board). The members of the Committee sit at the pleasure of the Board and may be replaced by it. The Committee members are fiduciaries and have authority to designate the persons eligible to participate and receive awards under the 2002 Plan, set the option price and make and amend all rules and regulations relating to the 2002 Plan.

     On August 8, 2002, the following incentive stock options were made pursuant to the 2002 Stock Option and Stock Grant Plan subject to shareholder approval of the 2002 Plan including the incentive stock option agreements:

                                        NEW PLAN BENEFITS
                             2002 Stock Option and Stock Grant Plan
                                  Incentive Stock Option Grants

Name and Position                        Dollar Value ($)                  Number of Units (5)
-----------------                        ----------------                  -------------------
William W. Reid, President and CEO          $288,000          Options for 900,000 shares at $.32/share (1)

David C. Reid, Vice President               $240,000          Options for 750,000 shares at $.32/share (2)

William F. Pass, Vice President,            $120,000          Options for 375,000 shares at $.32/share (3)
Chief Financial Officer and Secretary

Total Executive Group                       $648,000          Options for 2,025,000 shares at $.32/share (4)

Non-Executive Director Group                None              N/A

Non-Executive Officer Employee Group        None              N/A

---------------

(1) Exercisable 300,000 shares after 6 months of the date of grant, 300,000 shares after 17 months and 300,000 shares after 29 months, respectively, from date of grant. Option expires August 8, 2012.
(2) Exercisable 250,000 shares after 6 months of the date of grant, 250,000 shares after 17 months and 250,000 shares after 29 months, respectively, from the date of grant. Option expires August 8, 2012.
(3) Exercisable 125,000 shares after 6 months of the date of grant, 125,000 shares after 17 months and 125,000 after 29 months, respectively, from the date of grant. Option expires August 8, 2012.
(4) Exercisable 675,000 shares after 6 months of the date of grant, 675,000 shares after 12 months, and 675,000 after 24 months, respectively, from the date of grant. Options expire August 8, 2012.

(5) The market price of the Company's Common Stock as of the date of grant was $.32 per share. The closing market price of the Common Stock as of September 17, 2002 was $.51 per share.



Securities to be Offered

     3,300,000 shares of common stock of the Company ($.10 par value) are to be offered pursuant to the 2002 Plan. This number may change in the future, but any increase in such number must be approved by the shareholders of the Company at a duly called meeting.

Employees Who May Participate in the Plan

     All employees of the Company are eligible (but not all may be selected) to participate in the 2002 Plan. Non-employee directors and consultants may also participate but are not entitled to receive incentive stock options. The

Committee (or the Board if it chooses to act) shall select persons entitled to receive stock options under the 2002 Plan with each member exercising his/her discretion as to eligibility of an employee to receive the stock option.

Purchase of Securities Pursuant to the Plan and Payment for Securities Offered

     There is no period of eligibility for an optionee to participate in the 2002 Plan, although the Committee may establish eligibility rules for new optionees and also establish "vesting" periods for the stock options granted to be effective. Stock options granted under the 2002 Plan can have a maximum duration of ten years, and no stock options can be granted after August 8, 2002 until or unless the 2002 Plan is approved by Shareholders. The Option exercise price is set by the Committee at the time of grant. In the case of ISOs, the price must equal (i) the fair market value of the common stock at the time of grant or (ii) 110% of the fair market value if, at the time the Option is granted, the Participant owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporation of the Company). In the case of NQOs, the price is established by the Committee in its discretion with reference to fair market value at the time of grant, but such price may be less than the fair market value. There are no limits on the amount of shares an eligible employee can receive under the 2002 Plan; except that the aggregate fair market value of common stock subject to an ISO granted to an employee which may be exercised for the first time by such employee in any calendar year cannot exceed $100,000.

     Optionees must pay the full purchase price for shares purchased under a stock option at the time of exercise, unless the Committee authorizes at time of grant payment by a promissory note, in shares of the Company's stock, by retention of shares under option, or a combination of the three. The 2002 Plan does authorize the Committee to grant options with rights to have stock withheld or rights to deliver stock already owned in payment of the exercise price of an option. The terms and conditions of such rights are set forth in an individual's stock option agreement.

     Employees are not required or permitted to contribute a part of his/her wages to the 2002 Plan. The Company does not issue periodic reports to employees who are granted options under the 2002 Plan. Securities issued under the 2002 Plan will be from authorized but unissued shares of the Company. There are no fees, commissions or other similar charges associated with issuance of shares of common stock under the Plan, except possible transfer agent costs.

Resale Restrictions

     Shares issued to optionees upon exercise of stock options under the 2002 Plan are "restricted securities" as defined under the Securities Act of 1933, unless a Form S-8 Registration Statement covering such shares is effective. Restricted shares cannot be freely sold and must be sold pursuant to an exemption from registration (such as Rule 144) which exemptions typically impose conditions on the sale of the shares.

Tax Effects of Plan Participation

     Incentive Stock Options. An incentive stock option results in no taxable income to the optionee or a deduction to us at the time it is granted or exercised. However, the excess of the fair market value of the shares acquired over the option price is an item of adjustment in computing the alternative minimum taxable income of the optionee. If the optionee holds the stock received as a result of an exercise of an incentive stock option for at least two years from the date of the grant and one year from the date of exercise, then the gain realized on disposition of the stock is treated as long-term capital gain. If the shares are disposed of during this period, however, (i.e., a "disqualifying disposition"), then the optionee will include in income, as compensation for the year of the disposition, an amount equal to the excess, if any, of the fair market value of the shares, upon exercise of the option over the option price (or, if less, the excess of the amount realized upon disposition over the option price). In such case, the Company will be entitled to a deduction, in the year of such a disposition, for the amount includible in the optionee's income. The optionee's basis in the shares acquired upon exercise of an incentive stock option is equal to the option price paid, plus any amount includible in his income as a result of a disqualifying disposition.

     Non-Qualified Stock Options. A non-qualified stock option results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising such an option will, at that time, realize taxable compensation in the amount of the difference between the option price and the then market value of the shares. Subject to the applicable provisions of the Code, a deduction for federal income tax purposes will be allowable to us in the year of exercise in an amount equal to the taxable compensation realized by the optionee.

     The optionee's basis in such shares is equal to the sum of the option price plus the amount includible in his income as compensation upon exercise. Any gain (or loss) upon subsequent disposition of the shares will be long-term or short-term gain (or loss), depending upon the holding period of the shares.

     If a non-qualified option is exercised by tendering previously-owned shares of the Company's common stock in payment of the option price, then, instead of the treatment described above, the following will apply. A number of new shares equal to the number of previously-owned shares tendered will be considered to have been received in a tax-free exchange; the optionee's basis and holding period for such number of new shares will be equal to the basis and holding period of the previously-owned shares exchanged. The optionee will have compensation income equal to the fair market value on the date of exercise of the number of new shares received in excess of such number of exchanged shares; the optionee's basis in such excess shares will be equal to the amount of such compensation income, and his holding period in such shares will begin on the date of exercise.

     Stock Grants. A stock grant results in taxable income to the grantee and deduction to the Company at the time of the grant for the market value of the stock grant.

Investment of Funds

     There is no investment of funds under the 2002 Plan.

Withdrawal from the Plan; Assignment of Interest

     There are no provisions for withdrawal by an optionee in the 2002 Plan. An optionee is not permitted to assign or pledge his/her stock options granted under the 2002 Plan, except by will or under the laws of descent and distribution.

Forfeitures and Penalties

     If an employee terminates his employment with the Company, except termination due to death or permanent disability, his/her stock options terminate 90 days after such termination of employment. Upon death or permanent disability of an optionee, he or she, or his/her successors or representatives may exercise any rights the optionee had at the date of death or disability for a period of one year.

Charges, Deductions and Liens

     Other than transfer agent fees, transfer taxes and similar charges, there are no other fees or costs to which an optionee is subject under the 2002 Plan. There are no provisions for creation of a lien to secure any obligations under the 2002 Plan.

Administrative Provisions

     With the consent of the Participant affected thereby, the Committee may amend or modify the terms of any outstanding Options in any manner, provided that the amended or modified terms are permitted by the 2002 Plan as then in effect. Without limiting the generality of the foregoing sentence, the Committee may, with the consent of the Participant affected thereby, modify the exercise price, number of shares or other terms and conditions of an Option, extend the term of an Option, accelerate the exercisability of an Option, accept the surrender of any outstanding Option, or, to the extent not previously exercised, authorize the grant of new Options in substitution for surrendered Options.

     The period during which an Option may be exercised shall be fixed by the Committee in its sole discretion at the time such Option is granted; provided, however, that in no event shall such period exceed 10 years from its date of grant or, in the case of a Participant who owns, directly or indirectly (as determined pursuant to Section 424(d) of the Code), more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary of the Company), 5 years from its date of grant.

     The maximum number of shares of Common Stock reserved for issuance under the Plan is subject to adjustment upon changes in capitalization of the Company as provided for in the Plan. The maximum number of shares authorized may also be increased from time to time by approval of the Board and, if required pursuant to Rule 16b-3 under the Exchange Act, Section 422 of the Code or the rules of any exchange or the National Association of Securities Dealers, the stockholders of the Company.


     There are three executive officers and one outside director of the Company who qualify as Participants under the 2002 Plan. Shown below is information at December 31, 2001 with respect to the unexercised options to purchase the Company's common stock to Executive Officers and Directors under the Old Plan:


                           Number of Securities      Value of Unexercised
                           Underlying Unexercised    In-the-Money Options
                              Options Held at                 at
Name                       December 31, 2001(1)(2)   December 31, 2001 (3)
----                       -----------------------   ---------------------

William W. Reid (4)(5)             888,295                  $346,435

William F. Pass (4)(5)             295,000                  $115,050

David C. Reid (4)(5)               665,000                  $259,350

John W. Goth (4)                   200,000                  $ 78,000

----------
(1)  These options were exercisable at December 31, 2001.
(2) No options were exercised by Executive Officers during year ended December 31, 2001.
(3) Based upon the close price as reported by OTC Bulletin Board as of December 31, 2001 ($0.39 per share).
(4) Effective June 1, 2002, the executive officers and outside director of the Company have voluntarily agreed not to exercise an aggregate of 870,000 option shares in order to allow the Company additional shares available to be sold by the Company to raise working capital. Of this number, William W. Reid has agreed to not exercise 380,000 option shares, William F. Pass has agreed to not exercise 125,000 option shares, David C. Reid has agreed not to exercise 280,000 option shares, and John W. Goth has agreed not to exercise 85,000 option shares. The option shares subject to this exercise limitation could become available to the agreeing executive officers and directors for exercise if shareholders approve an increase to our authorized number of Common Shares as proposed in this proxy statement.
(5) The three executive officers of the Company have agreed to voluntarily terminate options to purchase an aggregate of 1,848,295 shares at exercise price of $.16/share under the Old Plan upon shareholder approval of the 2002 Plan.

     The Board of Directors recommends that the Shareholders of the Company vote FOR this proposal to approve the 2002 Stock Option and Stock Grant Plan including 3,300,000 shares reserved thereunder as well as the incentive stock options for aggregate 2,025,000 shares at exercise price of $.32/share expiring August 8, 2012 granted to the three executive officers of the Company. The affirmative vote of a majority of shareholders present in person or by proxy at the meeting is necessary for the approval of the 2002 Stock Option and Stock Grant Plan.

     THE SHARES OF COMMON STOCK REPRESENTED BY PROXIES IN THE ACCOMPANYING FORM WILL BE VOTED FOR THE APPROVAL OF THE 2002 STOCK OPTION AND STOCK GRANT PLAN WITH 3,300,000 SHARES RESERVED THEREUNDER AND FOR THE APPROVAL OF THE INCENTIVE STOCK OPTIONS FOR AN AGGREGATE 2,025,000 SHARES GRANTED TO THE EXECUTIVE OFFICERS OF THE COMPANY.

SECTION 16(a) BENEFICAL OWNERSHIP REPORTING COMPLIANCE

     Based solely upon review of Forms 3 and 4 and amendments thereto furnished to the Company during 2001 and Forms 5 and amendments thereto, if any, furnished to the Company with respect to 2001, the Company is not aware that any person, who at any time during the fiscal year was a director, officer, beneficial owner of more than ten percent of the stock of the Company, failed to file on a timely basis, as disclosed in the above Forms, reports required by section 16(a) during the most recent fiscal year or prior years.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the board of Directors is pleased to present this Audit Committee Report.

     On December 21, 2001, we hired Start Winter Schenkein & Co., LLP to audit our consolidated financial statements for our fiscal year ended December 31, 2001. Stark Tinter & Associates, LLC, the former name of Stark Winter Schenkein & Co LLP, audited our consolidated financial statements for fiscal year ended December 31, 2000. The audit reports on our financial statements for years 2000 and 2001 did not include any adverse opinion or disclaimer of opinion, however the 2001 audit report did include discussion of going-concern uncertainties. During fiscal years 2000 and 2001, we had no disagreements with Stark Winter Schenkein & Co., LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on our consolidated financial statements.

     We have reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2001, with management and have reviewed related written disclosures of Stark Winter Schenkein & Co., LLP, our independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as amended with respect to those statements.

     We have reviewed the written disclosures and the letter from Stark Winter Schenkein & Co., LLP required by Independence Standards Board No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and have discussed with Stark Winter Schenkein & Co., LLP its independence in connection with its audit of our most recent financial statements.

     Based on this review and these discussions, we recommend to the board of directors that these financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001.

     We have also reviewed the various fees that we paid to Stark Winter Schenkein & Co., LLP during 2001 for services they rendered in connection with our annual audits and quarterly reviews, as well as for any other non-audit services they rendered. The following is a summary of the fees paid to Stark Winter Schenkein & Co., LLP for year-end audit work and other services performed during 2001:


         Audit Fees                                            $ 8,500.00

         Quarterly financial statement reviews                   2,587.50

         Financial Information Systems Design
          and Implementation Fees                                       0

         Non-Audit Service Fees                                         0
                                                               ----------
                  Total fees                                   $11,087.50

     Since there were no non-audit or non-interim financial statement review fees to Stark Winter Schenkein & Co., LLP, we concluded that there is no issue related to maintaining auditor independence.

     The board of directors adopted a written charter for the Audit Committee in July 2000 which is updated from time to time. A copy of this charter is attached to this Proxy Statement as Appendix A.

John W. Goth (Chairman and sole member)

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company anticipates engaging Stark Winter Schenkein & Co., LLP as the independent auditors for the fiscal year ended December 31, 2002 subject to determination of the terms of that engagement towards the end of 2002. The Company anticipates that a representative of Stark Winter Schenkein & Co., LLP, who conducted the audit for the year ended December 31, 2001, will be present at the Annual Meeting of Shareholders. There have been no disagreements on matters of accounting principles or practices, financial statement disclosure nor of audit scope or procedures between the Company and Stark Winter Schenkein & Co., LLP during the two most recent fiscal years nor any subsequent periods. The representative of Stark Winter Schenkein & Co., LLP will be available to respond to Shareholder questions and will have the opportunity to make a statement at that time if the representative desires to do so.

                   PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
                   AT THE NEXT ANNUAL MEETING OF SHAREHOLDERS

     The Company anticipates that the next Annual Meeting of Shareholders will be held in June of 2003. Any Shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy material related to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices on or before December 31, 2002. The proponent must be a record or beneficial owner entitled to vote on such proposal at the next Annual Meeting and must continue to own such security entitling such right to vote through the date on which the meeting is held.

                         ANNUAL REPORT ON FORM 10-KSB/A

     The Annual Report on Form 10-KSB/A concerning the operation of the company during the calendar year ended December 31, 2001, including audited financial statements for the year then ended, is available upon request to shareholder of the Company.

                                  OTHER MATTERS

     The Board knows of no other business to be presented at the Meeting of Shareholders. If other matters properly come before the Meeting the persons named in the accompanying form of Proxy intend to vote on such other matters in accordance with their best judgment.

                                    By Order of the Board

September 20, 2002                  William W. Reid
                                    President and Chairman of the Board

                                   APPENDIX A

                             U. S. GOLD CORPORATION
                         Charter of the Audit Committee

Purpose:

     The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of U.S. GOLD CORPORATION, a Colorado corporation (the "Company") shall be to make such examinations as are necessary to monitor the corporate financial reporting of the Company, to provide to the Board the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the Board's attention.

Composition:

     Except as discussed herein, the Committee shall be comprised of one or more "independent" members of the Board, each of whom is able to read and understand fundamental financial statements and at least one of whom has past employment experience in finance or accounting, is a certified accountant, or has other comparable experience, including a current or past position as chief executive, financial officer or other senior officer with financial oversight responsibilities. A member of the Board is independent only if he or she has no relationship to the Company that may interfere with the exercise of his or her independent judgment. The members of the Committee and its Chairman will be appointed by and serve at the discretion of the Board.

Functions and Authority:

     The operation of the Committee shall be subject to the Bylaws of the Company, as in effect from time to time, and Article 108 of the Colorado Business Corporation Act. The Committee shall be obligated, and shall have the full power and authority, to carry out the following responsibilities:

     1. To recommend annually to the full Board the firm of certified public accountants to be employed by the Company as its independent auditors for the ensuing year.

     2. To receive a formal written statement from the Company's independent auditors delineating all relationships between the auditors and the Company.

     3. To review the engagement of the independent auditors, including the scope, extent and procedures of the audit and the compensation to be paid therefore, and all other matters the Committee deems appropriate.

     4. To instruct the independent auditors that the independent auditors are accountable to the Board and the Committee as stockholder representatives, and that the Committee has a responsibility to select, evaluate, and where appropriate, replace the independent auditors.

     5. To have familiarity, through the individual efforts of its members, with the accounting and reporting principles and practices applied by the Company in preparing its financial statements, including, without limitation, the policies for recognition of revenues in financial statements.

     6. To periodically review new and proposed releases and pronouncements by the Financial Accounting Standards Board (FASB), the American Institute of Certified Public Accountants (AICPA) and the Securities and Exchange Commission
(SEC) that may affect current or future financial statements or other disclosures in financial reports.

     7. To meet separately with management and the independent auditors, upon completion of their audit, to review and discuss the Company's financial results for the year, as reported in the Company's financial statements, or other disclosures.

     8. To provide a report in the Company's annual meeting proxy statement and the Company's Form 10-KSB stating whether the Committee has complied with its responsibilities under the Charter, including without limitation, whether the Committee has reviewed and discussed the Company's audited financial statements with the Company's management, whether the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB, and whether anything came to the attention of the Committee that caused the Committee to believe that the audited financial statements contain any materially misleading information or omit any material information.

     9. To instruct the independent auditors that the independent auditors shall discuss the Company's financial results with the Committee and the Company's management prior to the filing of a Form 10-QSB.

     10. To assist and interact with the independent auditors in order that they may carry out their duties in the most efficient and cost effective manner.

     11. To evaluate the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, and elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     12. To review the Company's balance sheet, statements of operations, and statements of cash flows and stockholders' equity for each interim period, and any changes in accounting policy that have occurred during the interim period.

     13. To review and approve all professional services provided to the Company by its independent auditors and consider the possible effect of such services on the independence of such auditors.

     14. To consult with the independent auditors and discuss with Company management the scope and quality of internal accounting and financial reporting controls in effect.

     15. To determine, as regards to new transactions or events, the auditor's reasoning in determining the appropriateness of the accounting principles and disclosure practices adopted by management.

     16. To assure that the auditor's reasoning is described in determining the appropriateness of changes in accounting principles and disclosure practices.

     17. To disclose in the Company's annual meeting proxy statement whether the Committee has a written charter, and to file the Committee's Charter every three years in the Company's annual meeting proxy statement.

     18. To review and update, if appropriate, the Committee's Charter annually.

     19. To investigate, review and report to the Board the propriety and ethical implications of any transactions, as reported or disclosed to the Committee by the independent auditors, employees, officers, members of the Board or otherwise, between (a) the Company and (b) any employee, officer or member of the Board of the Company, or any affiliate of the foregoing.

     20. To perform such other functions and have such power as may be necessary or convenient in the efficient and lawful discharge of the foregoing.

Meetings and Procedural Matters:

     The Committee will hold at least one regular meeting per year and additional meetings as the Chairman or Committee deems appropriate. The Committee will meet at such time as shall be determined by its Chairperson, or upon the request of any two of its members. The agenda of each meeting will be prepared by the Secretary of the Committee and, whenever reasonably practicable circulated to each member prior to the meeting date. The chief executive officer or chief accounting officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee Chairman.

     One-third of the members, but not less than one (1) member, will constitute a quorum. A majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. The Chairperson will preside, when present, at all meetings of the Committee. The Committee may meet by telephone, or by videoconference, and may take action by written consent. Minutes of each meeting of the Committee shall be kept and distributed to each member of the Committee, member of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee shall report to the Board from time to time, or whenever so requested by the Board.

                              U.S. GOLD CORPORATION
                                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated September __, 2002, hereby appoints the Chief Executive Officer, Mr. William W. Reid, and the Chief Financial Officer, Vice President and Secretary, William F. Pass, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of U.S. Gold Corporation held of record by the undersigned on (Date), 2002, at the Annual Meeting of Shareholders to be held on (Date), 2002 at (location and address), at 10 a.m. Mountain Time, and at any adjournment thereof.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2 AND 3.

1. ELECTION OF DIRECTORS. NOMINEES: WILLIAM W. REID, JOHN W. GOTH AND DAVID C. REID

     [  ]  FOR                      [  ] WITHHELD
     [  ]  FOR ALL NOMINEES, EXCEPT THE FOLLOWING:

           -------------------------------------------

2. TO APPROVE AN AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 18,000,000 SHARES TO 35,000,000 SHARES.

     [  ] FOR                       [  ]  AGAINST                  [  ]  ABSTAIN

3. TO APPROVE THE 2002 STOCK OPTION AND STOCK GRANT PLAN WITH 3,300,000 SHARES RESERVED THEREUNDER AND TO APPROVE INCENTIVE STOCK OPTIONS TO THE THREE EXECUTIVE OFFICERS OF THE COMPANY FOR AN AGGREGATE 2,025,000 SHARES AT EXERCISE PRICE OF $.32/SHARE.

     [  ] FOR                       [  ]  AGAINST                   [ ]  ABSTAIN

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE DIRECTORS AND FOR APPROVAL TO AMEND THE ARTICLES OF INCORPORATION AND FOR APPROVAL OF THE 2002 STOCK OPTION AND STOCK GRANT PLAN.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.



                                         ---------------------------------------
                                         (Signature)



                                         ---------------------------------------
                                         (Signature, if held jointly)

                                         Date:                            , 2002
                                              ----------------------------

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPLY USING THE ENCLOSED RETURN ENVELOPE.



                                      -2-